               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                        ----------------


                           FORM 8-K/A
                         Amendment No. 1

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                       September 23, 1997


                HOME PROPERTIES OF NEW YORK, INC.
     (Exact name of Registrant as specified in its Charter)


      MARYLAND              1-13136                    16-1455126
(State or other         (Commission file         (I.R.S. Employer
jurisdiction of             number)                Identification
incorporation or                                          Number)
organization)


                       850 CLINTON SQUARE
                    ROCHESTER, NEW YORK 14604
            (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-
4900







                         Not applicable
  (Former name or former address, if changed since last report)


                              Consecutive No. Page  1  of
                                                   ---    ---
                              Exhibit Index at Page
                                                    ---

                HOME PROPERTIES OF NEW YORK, INC.

                       AMENDMENT NO. 1 TO
                         CURRENT REPORT
                          ON FORM 8-K/A


Home Properties of New York, Inc. hereby amends items 2, 5 and 7 of its Current Report on Form 8-K, which was filed on October 3, 1997, as set forth in the pages attached hereto:

Items 2 and 5.  Acquisition of Assets.

Financial Statements for the Philadelphia Acquisition on
September 23, 1997 are presented in Item 7.

Item 7.   Financial Statements and Exhibits.

          a.   Financial Statements of the business acquired:

                         Audited statement of revenues and
               certain expenses of the Philadelphia Acquisition for the year ended December 31, 1996.

                    b.   Pro Forma Financial Information:

                         Pro forma consolidated statement of
               operations of the Company for the nine months ended September 30, 1997 and for the year ended
               December 31, 1996 (unaudited).

                         Notes to the pro forma consolidated
               statement of operations of the Company for the nine months ended September 30, 1997 and for the year ended December 31, 1996 (unaudited).

          c.   Exhibit 23.0 Consent of Coopers & Lybrand.

               Philadelphia Acquisition Properties

                             ------

           Statement of Revenues and Certain Expenses

                        December 31, 1996

Report of Independent Accountants


To the Board of Directors and Stockholders of Home Properties of New York, Inc.

We have audited the accompanying statement of revenues and certain expenses, as defined in Note 1, of Philadelphia
Acquisition Properties for the year ended December 31, 1996. The statement of revenues and certain expenses is the responsibility of Philadelphia Acquisition Properties' management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Philadelphia Acquisition Properties' revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of Philadelphia Acquisition Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                              /s/ Coopers & Lybrand L.L.P.
                              ----------------------------
                              COOPERS & LYBRAND L.L.P.

Rochester, New York
October 24, 1997

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

Philadelphia Acquisition Properties
Statement of Revenues and Certain Expenses
(In Thousands)

                                          Period January 1
                                                   through
                                        September 23, 1997         Year Ended
                                               (unaudited)  December 31, 1996
                                        ------------------  -----------------
Revenues:
  Rental income                                     $8,183            $10,938
  Other income                                         247                310
                                                    ------             ------
                                                     8,430             11,248
                                                    ------             ------
Certain expenses:
  Property operating and maintenance                 2,885              3,621
  Real estate taxes                                    970              1,271
                                                    ------             ------
                                                     3,855              4,892
                                                    ------             ------
Revenues in excess of certain expenses              $4,575            $ 6,356
                                                    ======            =======


The accompanying note is an integral part of the financial statement.

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


1. Basis of Presentation and Summary of Significant Accounting
   Policies

   Business

   The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Philadelphia Acquisition Properties, twelve residential properties owned by parties not related to Home Properties of New York, Inc. (the "Company").

   The Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of Philadelphia Acquisition Properties, 1,750 apartment units located in twelve communities in suburban markets in the surrounding Philadelphia, Pennsylvania area, on September 23, 1997.

   Basis of Presentation

   The accompanying financial statement is not representative of the actual operations of Philadelphia Acquisition Properties for the period shown. Certain expenses have been excluded which may not be comparable to the proposed future operations of Philadelphia Acquisition Properties. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of Philadelphia Acquisition Properties. The Company is not aware of any material factors relating to Philadelphia Acquisition Properties that would cause the reported financial information not to be necessarily indicative of future operating results.

   Revenue Recognition

   Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

   Interim Unaudited Financial Statement

   The accompanying interim unaudited statement of revenues and certain expenses for the period from January 1 through September 23, 1997 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. The results of operations of such interim period are not necessarily indicative of the results for the full year.

   Use of Estimates in the Preparation of Financial Statements

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

          FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
   (Unaudited, In Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 is presented as if the Philadelphia Acquisition had occurred on January 1, 1996. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues and Certain Expenses of the Philadelphia Acquisition and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the purchase of the Philadelphia Acquisition have been made.

The unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

                                            For the Nine Months Ended September 30, 1997
                                      -----------------------------------------------------------
                                         Home Properties
                                       of New York, Inc.     Philadelphia    Pro Forma          Company
                                          Historical (A)  Acquisition (B)       Adjmt.        Pro Forma
                                       -----------------  ---------------    ---------        ---------
Revenues:
  Rental income                               $41,486           $8,183                        $  49,669
  Property other income                         1,223              106                            1,329
  Other income                                  2,398              141                            2,539
                                              -------           ------       ------             -------
Total revenues                                 45,107            8,430       $                   53,537
                                              -------           ------       ------             -------
Expenses:
  Operating and maintenance                    20,692            3,855                           24,547
  General and administrative                    1,306                           150 (C)           1,456
  Interest                                      7,737                         2,880 (D)          10,617
  Depreciation and amortization                 7,447                         1,219 (E)           8,666
                                              -------           ------       ------             -------
Total expenses                                 37,182            3,855        4,249              45,286
                                              -------           ------       ------             -------

Income before minority interest of
  Unit holders and disposition of property      7,925            4,575      ( 4,249)              8,251

Loss on disposition of property                 2,155                -            -               2,155
                                              -------           ------       ------             -------

Income before minority interest               $ 5,770           $4,575      ($4,249)              6,096
                                              =======           ======       ======

Minority interest of Unit holders (F)                                                             2,259
                                                                                                -------
Net income                                                                                      $ 3,837
                                                                                                =======
Net income per common share                                                                     $  0.55
                                                                                                =======
Weighted average number of shares
  outstanding                                                                                 6,916,434
                                                                                              =========

                HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1996
   (Unaudited, In Thousands, Except Share and Per Share Data)


                                                    For the Year Ended December 31, 1996
                                         -----------------------------------------------------------
                                         Home Properties
                                       of New York, Inc.     Philadelphia  Pro Forma           Company
                                          Historical (A)  Acquisition (B)      Adjmt         Pro Forma
                                       -----------------  ---------------  ---------         ---------
Revenues:
  Rental income                                  $42,214          $10,938                      $53,152
  Property other income                            1,025              127                        1,152
  Other income                                     2,431              183    $     -             2,614
                                                 -------          -------    --------          -------
Total revenues                                    45,670           11,248                       56,918
                                                 -------          -------    --------          -------

Expenses:
  Operating and maintenance                       21,859            4,892                       26,751
  General and administrative                       1,482                         200  (C)        1,682
  Interest                                         9,208                       3,839  (D)       13,047
  Depreciation and amortization                    8,077                       1,625  (E)        9,702
                                                 -------          -------    --------          -------

Total expenses                                    40,626            4,892      5,664            51,182
                                                 -------          -------    --------          -------

Income before minority interest of
  Unit holders                                   $ 5,044          $ 6,356    ($5,664)            5,736
                                                 -------          -------    --------

Minority interest of Unit holders (F)                                                            1,417
                                                                                               -------
Net Income                                                                                     $ 4,319
                                                                                               =======
Net Income per common share                                                                      $0.77
                                                                                                 =====
Weighted average number of
  shares outstanding                                                                         5,601,027

                                                                                             =========

                HOME PROPERTIES OF NEW YORK, INC.
     NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
              FOR THE YEAR ENDED DECEMBER 31, 1996
                    (Unaudited, In Thousands)


(A) Reflects the historical consolidated statement of operations for the Company for the nine months ended September 30, 1997 and the historical consolidated statement of operations for the Company and for the year ended December 31, 1996.

(B) Reflects the historical revenues and certain expenses of the Philadelphia Acquisition which were not owned by the Company for the period January 1, 1997 through September 23, 1997 and for the year ended December 31, 1996.

(C) Reflects the increase in General and Administrative expenses related to the acquisition properties.

(D) Reflects the increase related to the debt borrowed to finance the acquisitions. The interest is calculated as follows:


                                                  Interest
                                  Principal     ---------------
                                    Balance    9 mos.   12 mos.
                                    -------    ------   -------

     Amortizing mortgages with a
     weighted average interest
     rate of 8.30% (for the
     period 1/1/97-9/23/97)         $35,134    $2,188    $2,917

     Line of credit ranging
     from 7.20% to 7.62% (for
     the period 1/1/97-9/23/97)      12,396       692       922
                                    -------    ------    ------
                                    $47,530    $2,880    $3,839
                                    =======    ======    ======


     The historical consolidated statement of operations for the Company for the year ended December 31, 1996 needs twelve months worth of interest on each loan associated with the acquisition.

(E) Reflects depreciation and amortization related to the acquisition. The purchase price was allocated $10,500 to land, $1,750 to appliances and equipment and $50,750 to building. The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(F) Reflects the increase in minority interest assuming the Philadelphia Acquisition occurred on January 1, 1996.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    HOME PROPERTIES OF NEW YORK, INC.
                         (Registrant)

                    Date:

                    By:  /s/ David P. Gardner
                         ---------------------------
                         David P. Gardner
                         Vice President
                         Chief Financial Officer and
                         Treasurer

                    Date:

                    By:  /s/ Norman Leenhouts
                         ---------------------------
                         Norman Leenhouts
                         Chairman
                         Co-Chief Executive Officer

                HOME PROPERTIES OF NEW YORK, INC.

                          EXHIBIT INDEX


Exhibit 23.0 Consent of Coopers & Lybrand.



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